UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                             Date of report (Date of earliest event reported) July 20, 2005

GigaBeam Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50985	20-0607757
(Commission File Number)	(IRS Employer Identification No.)

470 Springpark Place, Suite 900, Herndon, VA	20170
(Address of Principal Executive Offices)	(Zip Code)

(571) 283-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On July 26, 2005, GigaBeam Corporation (the “Company”) completed the private placement that it commenced in May 2005 pursuant to which it sold to accredited investors 11,277 shares (the “Shares”) of its 10% Series A Redeemable Preferred Stock, with a stated value of $700 per share, and 1,127,700 common stock purchase warrants (the “Warrants”) for aggregate proceeds of $7,950,285, before payment of approximately $914,283 in placement fees (the “Financing”), including 5,509 Shares and 550,900 Warrants that were sold from July 20 through July 26, 2005 for aggregate proceeds of $3,883,845, before payment of approximately $446,642 in placement fees (the “Recent Closings”). The Recent Closings include 72 Shares and 7,200 Warrants purchased for $50,760 by Douglas G. Lockie, the Company’s President and Chief Technology Officer, 75 Shares and 7,500 Warrants purchased for $52,875 by Don E. Peck, the Company’s Vice President Engineering, 50 Shares and 5,000 Warrants purchased for $35,250 by John E. Krzywicki, the Company’s Vice President of Marketing, Strategy and Business Development and 10 Shares and 1,000 Warrants purchased for $7,050 by General Merrill A. McPeak, a director of the Company. The Shares and Warrants sold in the Recent Closings have the same terms as those sold in the prior closings of the Financing, which terms are described in the Company’s Current Report on Form 8-K filed on May 12, 2005. HCFP/Brenner Securities LLC acted as managing placement agent for the Company with respect to the Financing. The Company did not issue any placement agent purchase options to HCFP/Brenner in connection with the Financing but may in the future issue purchase options to one or more of its sub-placement agents for services rendered by them in connection with the Financing. The Shares and Warrants were issued without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemptions from registration provided under 4(2) of the Act and Regulation D promulgated thereunder. None of the issuances involved any public offering; the Company obtained representations from the investors regarding their investment intent, experience and sophistication; the investors either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the investors were sophisticated within the meaning of Section 4(2) of the Act; and the Shares and Warrants were issued with restricted securities legends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GigaBeam Corporation
(Registrant)

By:	/s/ Caroline Baldwin Kahl
Caroline Baldwin Kahl
Vice President and Corporate Counsel

Date: July 26, 2005